SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 23, 2003

SOMERA COMMUNICATIONS, INC.

(Exact name of registrant as specified in charter)

Delaware	000-27843	77-0521878
(State or other jurisdiction of of incorporation)	(Commission file number)	(IRS Employer Identification No.)

5383 Hollister Avenue, Santa Barbara, CA	93111
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (805) 681-3322

Item 7.    Financial Statements and Exhibits

(c) Exhibits.

99.1	Press Release, dated October 23, 2003, announcing third quarter 2003 financial results.

Item 12.    Results of Operation and Financial Condition.

On October 23, 2003, Somera Communications, Inc. (the “Registrant”) issued a press release announcing its third quarter 2003 financial results. The press release is attached as Exhibit 99.1 to this Form 8-K. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is instead furnished to the Commission as required by that instruction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOMERA COMMUNICATIONS, INC.

By:	/s/ C. STEPHEN CORDIAL

C. Stephen Cordial Chief Financial Officer, Acting President and Chief Executive Officer

Dated: October 23, 2003

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated October 23, 2003, announcing third quarter 2003 financial results.